UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2010

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2010 Performance Share Program

On January 25, 2010, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (the “Company”) approved the Form of Performance Share Program (the “Program”) under the terms of the Company’s 2003 Equity Incentive Plan.  The Committee established the Program to (i) help focus key employees on achieving specific performance targets, (ii) reinforce a team orientation, (iii) provide significant award potential for achieving outstanding performance, and (iv) enhance the ability of the Company to attract and retain highly talented and competent individuals.  Certain members of the Company’s executive management team and other key members of senior management have been selected by the Committee to participate in the Program for fiscal year 2010.   The Committee granted awards for the executive officers under the Program on January 25, 2010 in the form of a target award and a Maximum Award (as defined below) of performance shares approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

The Program requires that the Company achieve an established performance goal as an initial threshold in order to earn any performance shares under the Program. If the initial threshold is met, the Program then provides for the calculation of the performance shares actually earned.

For fiscal year 2010, the initial threshold and Other Performance Goals (as defined below) are set, including metrics that determine the actual number of performance shares earned, in the 2010 Award Calculation Methodology adopted as part of the Program.  The Award Calculation Methodology requires that the Company achieve at least 80% of the GAAP revenue target approved by the Board under the annual operating plan as an initial threshold before participants may earn any performance shares under the Program.  If the initial threshold is not achieved, all participants forfeit their entire award.  If this initial threshold is achieved, the actual number of performance shares earned by each participant is set at 150% of his or her target incentive amount (the “Maximum Award”), subject to a reduction based on the level of achievement of five sets of strategic objectives approved by the Committee (the “Other Performance Goals”) which will determine the actual award earned. For each set of Other Performance Goals, the calculation is as follows:

Other Performance Goal Weight (20%)	x	Number of Performance Shares in Target Award	x	Other Performance Goal Achievement %	=	Earned Performance Shares

All five sets of Other Performance Goals are weighted equally (20%) and the Other Performance Goal Achievement % for each set of Other Performance Goals is capped at 150%. The actual award earned equals the sum of the Earned Performance Shares determined using the equation above for all five sets of Other Performance Goals.  Any partial share of an actual award shall be rounded up to the next whole share.

Performance shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2010 fiscal year-end, subject to specified change of control exceptions.  In addition, as a condition to earning any part of the Maximum Award, a participant must be employed by the Company through the first anniversary of the grant date to be eligible.

Earned performance shares will vest as to 1/3 of the total number of earned performance shares on the date the Committee certifies achievement of the applicable metrics, or the first anniversary of the grant date, whichever is later.  Thereafter, the earned performance shares are subject to time-based vesting and will vest as to 1/3 of the total number of earned performance shares each year on the second and third anniversaries of the grant date, contingent upon the participant’s continued service to the Company.

The target awards and Maximum Awards for the performance shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 25, 2010 are as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	95,000	142,500
Mark Garrett	Executive Vice President and Chief Financial Officer	16,000	24,000
Johnny Loiacono	Senior Vice President, Creative Solutions Business Unit	13,000	19,500
Kevin Lynch	Senior Vice President, Chief Technology Officer	16,000	24,000
Matthew Thompson	Senior Vice President, Worldwide Field Operations	14,000	21,000

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A participant may receive less than his or her target award, and in no event may an actual payout exceed the Maximum Award.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan.  A copy of the Program, the Form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program and the 2010 Award Calculation Methodology is attached hereto as Exhibit 10.1, Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

2010 Executive Annual Incentive Plan

On January 25, 2010, the Committee approved the terms of the 2010 Executive Annual Incentive Plan (the “Bonus Plan”), adopted pursuant to the Executive Cash Performance Bonus Plan, which is applicable to certain executive officers of the Company.  The Bonus Plan is designed to (i) drive revenue growth and operating profits, (ii) encourage accountability, (iii) drive execution of long-term strategy and annual operating plan objectives, and (iv) recognize and reward executives upon the achievement of the Company’s objectives. Executive officers of the Company who are employed during the eligibility period (fiscal year), are Senior Vice President level or above and are regular employees of Adobe at the end of the eligibility period are eligible to participate in the Bonus Plan. Pursuant to the Bonus Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s earned base salary.

The Bonus Plan requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board under the annual operating plan as a minimum performance threshold before participants may earn any incentive bonus under the Bonus Plan.  If the initial threshold is not achieved, no payments are made under the Bonus Plan.  If this initial threshold is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Bonus”) equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below.  The target bonus is calculated by multiplying the participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage.  The actual bonus earned by each participant is calculated as described below.

For fiscal year 2010, the target bonus and Maximum Bonus, expressed as a percentage of annual base salary for the Company’s principal executive officer, principal financial officer and other named executive officers, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	125%	250%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Johnny Loiacono	Senior Vice President, Creative Solutions Business Unit	75%	150%
Kevin Lynch	Senior Vice President, Chief Technology Officer	75%	150%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	100%	200%

The Maximum Bonus for each participant is subject to reduction based on the Company’s achievement, as determined under a matrix, of adjusted revenue (GAAP revenue adjusted to reflect the shippable backlog at the end of the fiscal year and to disregard the effects of any material acquisitions not incorporated into the operating plan) and adjusted non-GAAP operating profit (non-GAAP operating profit, adjusted to include the operating profit associated with shippable backlog at the end of the fiscal year and to exclude profit sharing, quarterly incentive plan payments and annual incentive plan payments, as well as the effects of any material acquisitions not incorporated into the operating plan; Adobe’s non-GAAP operating profit excludes the stock-based compensation impact of Statements of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123R”), “Share Based Payment,” deferred compensation expense, restructuring charges, and amortization of purchased intangibles, technology license arrangements and incomplete technology). These two metrics, expressed as a percentage, form the “Corporate Result.”

The Maximum Bonus is also subject to reduction based on each individual’s level of achievement of specified individual performance goals.  The results of these individual metrics, expressed as a percentage, form the “Individual Result.”  The Individual Result percentage may not exceed 200%.

The Corporate Result and Individual Result are used in the calculation of the actual bonus payable under the Bonus Plan as follows:

Participant Target Bonus  x  Corporate Result  x  Individual Result

For purposes of the above calculation, the Corporate Result is capped at 100%. The Individual Result multiplier is capped at 100% if the Corporate Result does not exceed 100%.  If the Corporate Result exceeds 100%, the Individual Result multiplier may reflect, in the Committee’s discretion, the individual’s contribution toward the achievement of the Corporate Result level in excess of 100%.  No participant will earn an actual bonus under the Bonus Plan in excess of his or her target bonus unless the Corporate Result exceeds 100% and the participant’s overall individual result exceeds 100%.

A 5% reduction will be applied to the actual bonus otherwise earned by any executive who fails to meet the annual performance appraisal submission deadline. A separate 5% reduction will be applied to the actual bonus otherwise earned by any executive who fails to timely complete mandatory training during the fiscal year.

The description of the Bonus Plan contained herein is a summary of the material terms of the Bonus Plan, does not purport to be complete, and is qualified in its entirety by reference to the Bonus Plan summary. A copy of the Bonus Plan summary is attached to this Current Report on Form 8-K as Exhibit 10.4.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.2	Form of Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.3	Award Calculation Methodology to the 2010 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2010 Executive Annual Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 29, 2010	By:	/s/ KAREN O. COTTLE
Karen O. Cottle
Senior Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.2	Form of Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan				X
10.3	Award Calculation Methodology to the 2010 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2010 Executive Annual Incentive Plan				X